Exhibit 99.01
2013 Analyst Day May 30, 2013
Page 2 Safe-Harbor Statement This presentation contains "forward-looking" statements including those regarding: the number of first and third party titles that Glu expects to publish in 2013 and 2014; forecasted smartphone and feature phone subscriptions growth; forecasted smartphone and tablet unit sales growth in comparison to projected sales growth of computers; Glu's product roadmap for the remainder of 2013; our expectation that advertising revenues will increase from current levels; our belief that Glu has the foundation in place for long-term growth; Glu's areas of focus and the actions it intends to take in its efforts to transition to becoming a games-as-a-service company; Glu's 2014 product strategy; the planned evolution of Glu's products towards primarily consumable economies, deep meta-game and monetization systems and socially/competitively driven gameplay; our belief that deeper visibility within our player acquisition channels will enable Glu to drive increasing improvement to ROI on its marketing spend; our intention to form preferred partnerships with key player acquisition channels and ad networks; our expectation that we will see revenue growth from video advertising; our intention to work directly with the top 25 advertisers and agencies on direct advertising deals; our expectation that we will roll out a test with an ad-funded loyalty program in the near future, which we expect will have a positive effect on retention while also adding incremental ad revenue; our guidance for Q2 2013 and FY 2013; and our long-term operating model. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Investors should consider important risk factors, which include: the risk that consumer demand for smartphones, tablets and next-generation platforms does not grow as significantly as we anticipate or that we will be unable to capitalize on any such growth; the risk that we do not realize a sufficient return on our investment with respect to our efforts to develop freemium games for smartphones and tablets, the risk that we do not maintain our good relationships with Apple and Google; the risk that our development expenses for games for smartphones are greater than we anticipate; the risk that our recently and newly launched games are less popular than anticipated; the risk that our newly released games will be of a quality less than desired by reviewers and consumers; the risk that the mobile games market, particularly with respect to social, freemium gaming, is smaller than anticipated; and other risks detailed under the caption "Risk Factors" in our Form 10-Q filed with the Securities and Exchange Commission on May 10, 2013 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors. These "forward-looking" statements are based on estimates and information available to us on May 30, 2013 and we are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise. (c) Glu Mobile Inc. - Proprietary
Use of Non-GAAP Financial Measures Glu uses in this presentation certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Glu's results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Glu include non- GAAP revenues, non-GAAP Smartphone revenues, non-GAAP freemium revenues, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP Profit/(Loss) and Adjusted EBITDA. These non-GAAP financial measures exclude the following items from Glu's unaudited consolidated statements of operations: Change in deferred revenues and royalties; Amortization of intangible assets; Stock-based compensation expense; Restructuring charges; Change in fair value of Blammo earnout; Transitional costs; Impairment of goodwill; Release of tax liabilities; and Foreign currency exchange gains and losses primarily related to the revaluation of assets and liabilities. In addition, Glu has included in this presentation "Adjusted EBITDA" figures which are used to evaluate Glu's operating performance and is defined as non- GAAP operating income/(loss) excluding depreciation. Glu believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Glu's performance by excluding certain items that may not be indicative of Glu's core business, operating results or future outlook. Glu's management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Glu's operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Glu's performance to prior periods. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the tables attached to Glu's earnings press release for the quarter ended March 31, 2013, which is available on our website at http://www.glu.com/investors. (c) Glu Mobile Inc. - Proprietary Page 3
Agenda & Presenting Team 4 Sn. Dir. Monetization Tucker President of Publishing Akhavan CFO Ludwig CEO De Masi President of Studios Ricchetti (c) Glu Mobile Inc. - Proprietary Q&A
Page 5 Since Last Analyst Day: 2.5x Audience Size (c) Glu Mobile Inc. - Proprietary Note: MAU/DAU calculation methodology was changed in Q411 to more accurately reflect the user metrics which had the effect of increasing our Q411 MAU/DAU by less than 5% from what it would have been under our previous methodology. This change affects the comparability of Q411 and subsequent MAU/DAU data to prior quarters.
Page 6 Since Last Analyst Day: Doubled Smartphone Revenue (c) Glu Mobile Inc. - Proprietary
Page 7 Since Last Analyst Day: Seen a (Modest) Hit Page 7 (c) Glu Mobile Inc. - Proprietary
Page 8 Since Last Analyst Day: Asia Now 30% Page 8 (c) Glu Mobile Inc. - Proprietary
Last 6 Months: Retooling 9 World class new talent in top two layers of mgmt Internal studio shift to GaaS ARPDAU proof points 3rd Party Publishing (c) Glu Mobile Inc. - Proprietary
Virtuous Circle Page 10 1st Party 3rd Party c.a. 6 in 2013 c.a. 12 in 2014 Reduced risk profile to 1st Party 50%+ gross margin Leveraging global: Office presence Tools & technology Platform expertise c.a. 12 launches per year GaaS evolution drives LTV Portfolio evolving Gung-Ho/Supercell upside 92% gross margin Smoothing of business cycle Growing distribution power Economies of scale Accrete greater long term strategic value (c) Glu Mobile Inc. - Proprietary Two Business Models
Tail Winds 11 Continued growth of Asia Next emerging markets Tablet penetration Video ad demand 'InternetTrends' Presentation at the D10 conference by Mary Meeker, Kleiner Perkins Caufield Byers; 5/30/2012 1.3B Smartphone Subscriptions 6.1B Mobile Phone Subscriptions (c) Glu Mobile Inc. - Proprietary
Look Out For 12 First PVE + PVP First Battle Card Game First 3rd party First GaaS Rise in advertising revenues (c) Glu Mobile Inc. - Proprietary
Seeking Inflection Points 13 Platforms Real Money Skill Gambling (c) Glu Mobile Inc. - Proprietary
Page 14 Quad Screen Future (c) Glu Mobile Inc. - Proprietary
Set for Success 15 GaaS Portfolio Monetization UA Ad $$$s 3rd Party Model Guidance World class talent density 1st party core business New 3rd party division Underlying technology efficiency New initiative inflection points President of Studios President of Publishing CFO CEO Foundations for Long Term Growth (c) Glu Mobile Inc. - Proprietary
2013-14 Product Strategy Making the Transition to "Games as a Service"
Overview Learnings from Q1 What are "Games as a Service"? Making the Transition 2014 Product Strategy Page 17 (c) Glu Mobile Inc. - Proprietary
Learnings from Q1 Page 18 (c) Glu Mobile Inc. - Proprietary

Q1 Titles

Title	Date	Studio	Theme/Genre
Dragon Storm	2/6	Seattle	Fantasy MMO Strategy
Stardom: Hollywood	2/13	Toronto	Pop Culture Life Sim
Gun Bros 2	2/20	San Francisco	Sci-fi Arcade Shooter
Small City	2/27	Beijing	Casual City Sim
Samurai vs. Zombies Defense 2	3/6	Seattle	Fantasy Tower Defense
Heroes of Destiny	3/13	Moscow	Fantasy RTS/RPG
Frontline Commando: DDay	3/27	Moscow	WW2 First-person Shooter

© Glu Mobile Inc. – Proprietary
Page 19
Q1 Results: Reach FLC: DD is one of our biggest titles ever Glu titles continue to attract mass audiences Page 20 (c) Glu Mobile Inc. - Proprietary (CHART) + DS did not download and scale well + FLC:DD, GB2, SvZ2, HoD have all averaged 40K+ new users/day
Q1 Results: ARPDAU DS peaked at almost $.25 ARPDAU Record Glu ARPDAUs on a couple key titles Page 21 (c) Glu Mobile Inc. - Proprietary (CHART) + + - HoD doubled our typical action game ARPDAU SC did not monetize well
Q1 Learnings: Strengths Investment in HoD by new monetization team paid off Proves we can move the needle on ARPDAU Even without server-side tech/features We're still excellent at creating original IP All seven titles are Glu-built franchises Most have role to play in future portfolio Good at OIP, learning to build deep PvE Page 22 (c) Glu Mobile Inc. - Proprietary
Q1 Learnings: Weaknesses Some issues are related to single-player gameplay, e.g.: Deep investment and progression Well balanced game systems Clear, easy-to-use interfaces We're making progress toward solving these issues Solving rest of the long-term retention equation requires "GaaS" All titles need stronger long-term retention Page 23 (c) Glu Mobile Inc. - Proprietary
What are "Games as a Service"? Page 24 (c) Glu Mobile Inc. - Proprietary
My Background 5 years at EA's Pogo.com Persistent investment Vibrant online community Nine years working solely on Games as a Service ("GaaS") Page 25 (c) Glu Mobile Inc. - Proprietary 1 year at Zynga Live operations and analysis Mobile and Facebook 3 years at Kabam Ran Kingdoms of Camelot on FB & mobile Founded & built mobile business
What Defines GaaS Always online, both players and operators Investment in a persistent "world" Frequently updated content & events Ongoing player interaction E-commerce operations and analysis Five key elements set GaaS apart from 1P games Page 26 (c) Glu Mobile Inc. - Proprietary
Why Building GaaS is Different Running GaaS like running Amazon: Analyzing loads of behavioral data Ongoing relationship with customers Targeting different customers in different ways Requires investment in BI, CS, PM, server tech, etc. Product launch is just the beginning Page 27 (c) Glu Mobile Inc. - Proprietary
Why GaaS is Important to Glu Mobile gaming market has shifted in last 18 months Majority of top-grossing games are always online US & iOS market growth have slowed GaaS approach key in this climate We won't be first GaaS business But mobile gaming is still young We can be the best Like free-to-play, GaaS is an evolution not a fad Page 28 (c) Glu Mobile Inc. - Proprietary
Making the Transition at Glu Page 29 (c) Glu Mobile Inc. - Proprietary
Making the Transition to GaaS Rebalancing Organizational Structure Increasing Talent Density Sharing Central Technology Refining Development Processes Page 30 (c) Glu Mobile Inc. - Proprietary Four key areas of focus
Organizational Structure Streamline unprofitable teams Increase focus of senior management Invest in central services Focus, focus, focus Page 31 (c) Glu Mobile Inc. - Proprietary
Organizational Structure Glu Studios Q4 2012 Page 32 (c) Glu Mobile Inc. - Proprietary Hyder- abad Sao Paolo Kirkland Toronto Moscow Beijing SF Headquarters 7 Studios 4 Central Services Gluon Porting BI Tools/ QA SF
Organizational Structure Glu Studios Q2 2013 Page 33 (c) Glu Mobile Inc. - Proprietary Kirkland Toronto Moscow Beijing SF Headquarters 4 Studios 7 Central Services Gluon Porting BI Tools/ QA PM CS/CM UX
Organizational Structure By reducing our studio footprint, we go from 16 to 12 game teams And free up resources to strengthen central services: Production & design support for offshores BI analysts Live operations PMs Community managers User researcher Engineers for central tech Strengthening the core Page 34 (c) Glu Mobile Inc. - Proprietary
Increasing Talent Density Built a strong product management team, focusing on monetization Recruited free-to-play ("FTP") product and design talent in SF Established a full-service UX design function Hire GM with strong GaaS experience for Kirkland Progress so far Page 35 (c) Glu Mobile Inc. - Proprietary
Increasing Talent Density Increased FTP design talent across studios SF HQ strong now Aggressively pursuing additions in Beijing, Moscow and Kirkland Strong server engineers Server architecture is the backbone of GaaS Server engineers build it and run it Still to come Page 36 (c) Glu Mobile Inc. - Proprietary
Sharing Central Technology Gluon is a GaaS server platform built on GST tech Productized to work across all Glu games Offers key GaaS features like leaderboards and chat Rolling out with H2 games Gluon is the evolution of GST backend Page 37 (c) Glu Mobile Inc. - Proprietary
Refining Development Processes Ongoing collaboration with new central services More early focus on monetization Active partnership with Gluon team More late focus on live game launch & operations Updated org requires updated dev approach Page 38 (c) Glu Mobile Inc. - Proprietary
2014 Product Strategy Page 39 (c) Glu Mobile Inc. - Proprietary

Social Gaming 2.0 (1/2)

Further broadening our reach & accessibility

	Reach & Accessibility			
	Themes	Genres	Tech	Gameplay
Current Portfolio	Both hardcore & casual	Arcade, sim	Thick clients	3D
	High DAU, low ARPDAU	Lots of shooters	Wifi only	"Active" mechanics
Future Portfolio	More midcore focus, less casual & hardcore	Retain lead in shooters	More games under 50MB	More 2D
	More focus on High ARPDAU, lower DAU	More strategy, RPG, card, resource mgmt	Wifi and 3G	More "passive" mechanics

© Glu Mobile Inc. – Proprietary

Page 40

Social Gaming 2.0 (2/2) Realizing the GaaS strategy in our games Page 41 (c) Glu Mobile Inc. - Proprietary Games as a Service Games as a Service Games as a Service Games as a Service Economy Social Features Tech Live Ops Current Portfolio Free to play "1.0" Some PvP Client based Occasional Current Portfolio Durable goods, paywalls Async, friend-based social Larger, less frequent updates Item/IAP sales Future Portfolio Free to play "2.0" More PvP Server based Constant Future Portfolio Consumable goods, multiple spending paths Real-time, in-game social Smaller, more frequent updates Sales, events, promos, etc.
Monetization Evolved (c) Glu Mobile Inc. - Proprietary
Table of Contents Page 43 (c) Glu Mobile Inc. - Proprietary Product evolution Evolving analytics Demonstrated successes Summary
Product Evolution Page 44 (c) Glu Mobile Inc. - Proprietary
From: Primarily durable economies Pay walls Single player experiences Toward: Primarily consumable economies Deep meta-game & monetization systems Socially/competitively driven gameplay Page 45 (c) Glu Mobile Inc. - Proprietary
Evolving Analytics Page 46 (c) Glu Mobile Inc. - Proprietary
(c) Glu Mobile Inc. - Proprietary Deeper Analyses
Changes: Economy balancing Added consumables Improved upgrade system Reduced pay walls Heroes of Destiny Page 48 (c) Glu Mobile Inc. - Proprietary
Early Success Page 49 (c) Glu Mobile Inc. - Proprietary
Page 50 (c) Glu Mobile Inc. - Proprietary
Page 51 Released in Q1 2013 Peak of $0.14 ARPDAU 2.8x the $0.05-0.06 past releases Features consumables Significant re-balancing in beta Single player experience (c) Glu Mobile Inc. - Proprietary
1.1 Goals Page 52 Controlled content release Less dependency on Heroes Increased consumable revenues Increased buyer conversion Increased ARPDAU Improved retention (c) Glu Mobile Inc. - Proprietary
1.1 Changes Page 53 Mystery Boxes Probability based payouts Lower barrier of entry Daily Rewards Exposure to probability systems Increased retention (c) Glu Mobile Inc. - Proprietary
Page 54 --1.1 Update-- --Promotion-- --Promotion-- Notation Details Promotions deliver spikes in total ARPDAU & $$ Weekly average ARPDAU increased 41% V1.1 release vs. previous weeks average ARPDAU decline has reversed and flattened 10% higher (c) Glu Mobile Inc. - Proprietary
Page 55 4/15 - 5/3 5/4 - 5/22 Average % Paying .79% 1% --1.1 Update-- (c) Glu Mobile Inc. - Proprietary
Page 56 Key Notes: 2/3 spend occurs after 3rd day 43% gain over V1.0 V1.1 Understated due to cohorts that have not lived for 14 days (c) Glu Mobile Inc. - Proprietary
(CHART) (CHART) Page 57 Revenue contribution by category of sales iOS Key Impacts: Removed Hero dependency More stable revenue Lower barrier of entry Greater demand for consumables (c) Glu Mobile Inc. - Proprietary
Page 58 (c) Glu Mobile Inc. - Proprietary
Page 59 Released in Q1 2013 Highest DAU game peak 1.1M (iOS/Android) Primarily durable economy Skill based third person shooter Single player experience (c) Glu Mobile Inc. - Proprietary
1.1 Goals Page 60 More $$$ from existing packages Increased ARPDAU Increased buyer conversion (c) Glu Mobile Inc. - Proprietary
1.1 Changes Page 61 Re-priced content General durables Packages 2. "Try before you buy" upsells (c) Glu Mobile Inc. - Proprietary
Page 62 1.1 % change +25% --1.1 Update-- (c) Glu Mobile Inc. - Proprietary
Page 63 Aggregated (V1.0+1.1) ARPDAU +28% --1.1 Update-- (c) Glu Mobile Inc. - Proprietary
Page 64 Version Average ARPDAU 1.0 $0.046 1.1 $0.061 (c) Glu Mobile Inc. - Proprietary
Page 65 Key Notes: With >75% adoption, 1.1 rev alone exceeds previous 1.0 (c) Glu Mobile Inc. - Proprietary
Page 66 (c) Glu Mobile Inc. - Proprietary
Page 67 Key Notes: 38% gain over V1.0 V1.1 Understated due to cohorts that have not lived for 14 days (c) Glu Mobile Inc. - Proprietary
Page 68 FLC D-Day Large DAU ARPDAU $0.064 Vs. iOS Contrast First month after launch FLC Medium DAU ARPDAU $0.049 CK 1 Large DAU ARPDAU $0.047 (c) Glu Mobile Inc. - Proprietary
Page 69 (c) Glu Mobile Inc. - Proprietary
Page 70 Released in Q3 2012 Multiplayer Co-op Primarily durable economy Skill based action RPG (c) Glu Mobile Inc. - Proprietary
Page 71 Increase durable lifetimes Increase ARPDAU Increased buyer conversion 3.2 Goals (c) Glu Mobile Inc. - Proprietary
Page 72 New content monetization system 3.2 Changes (c) Glu Mobile Inc. - Proprietary
Key Notes: 60% ARPDAU increase (05-10 to 05-13 vs. 05-17 to 05-20) Page 73 (c) Glu Mobile Inc. - Proprietary
Page 74 Key Notes: 62% Rev increase (05-10 to 05-13 vs. 05-17 to 05-20) (c) Glu Mobile Inc. - Proprietary
Page 75 Key Notes: Previous DAU trend continues (c) Glu Mobile Inc. - Proprietary (CHART) --3.2 Update--
Page 76 Key Notes: Less durable dependency Leverages content better Higher total revenues (c) Glu Mobile Inc. - Proprietary
Page 77 (c) Glu Mobile Inc. - Proprietary
Page 78 Released in Q4 2012 Peak DAU over 600K+ (iOS/Android) Primarily durable economy Skill based third person shooter Single player experience (c) Glu Mobile Inc. - Proprietary
Page 79 Increase durable lifetimes Increase user engagement Upsell spenders Increase ARPDAU Increased buyer conversion 2.0 Goals (c) Glu Mobile Inc. - Proprietary
2.0 Changes Page 80 Endless Mode Extends product life More opportunities to spend Leverage event content New Content & Promotional Tools Upsell feature packs Additional IAP/VGP functionality (c) Glu Mobile Inc. - Proprietary
Page 81 Key Notes Weekly ARPDAU increased 57% Average monthly ARPDAU up 51% New ARPDAU is holding higher (c) Glu Mobile Inc. - Proprietary --2.0 Update-- --Promotion--
Page 82 CK 2 Large DAU ARPDAU $0.064 FLC Large DAU ARPDAU $0.044 CK 1 Medium DAU ARPDAU $0.036 Vs. iOS Contrast Late stage lifecycle (c) Glu Mobile Inc. - Proprietary
Summary Page 83 (c) Glu Mobile Inc. - Proprietary
Page 84 (c) Glu Mobile Inc. - Proprietary
Publishing Strategy Player acquisition, ad monetization, & 3rd party publishing
Player Acquisition (c) Glu Mobile Inc. - Proprietary 86
Distribution Advantage (c) Glu Mobile Inc. - Proprietary 87 Deep Visibility / Optimization Optimal Glu Network Cross Promotion Effectiveness Preferential Terms We are focused on driving improvements in three core areas:
Deep Optimization (c) Glu Mobile Inc. - Proprietary 88 We are now gaining deeper visibility within each channel we acquire users from. This gives us the ability to optimize across multiple dimensions including source app, device type, OS version, user location, etc. This deeper visibility will enable us to drive increasing improvement to ROI on our marketing spend.
Cross Promotion Taking advantage of our 3.9MM daily active users to drive cross promotion across our portfolio of 1st and 3rd party titles We have started to separately measure and manage internal cross promotion Leveraging our high reach, low LTV titles to drive users to our higher LTV titles (c) Glu Mobile Inc. - Proprietary 89

Preferential Terms We are forming preferred partnerships with key player acquisition channels / ad networks that are in the best interest of both parties: Glu gains distribution leverage Channel partner gains larger share of Glu's player acquisition budget (c) Glu Mobile Inc. - Proprietary Page 90
Advertising Monetization (c) Glu Mobile Inc. - Proprietary 91
Increasing Advertising Revenue (c) Glu Mobile Inc. - Proprietary 92 Video Revenue Direct Deals With Advertisers Implementing New Ad Models In addition to optimizing existing channels, we are focusing on:
Video We are actively working on integrating video advertising from multiple partners, and expect to see growth from this revenue channel (c) Glu Mobile Inc. - Proprietary 93
Direct Deals (c) Glu Mobile Inc. - Proprietary Ad Networks 94 Ad networks not optimal for multiple reasons: Take 30%+ cut (rev share + other fees) Large network of publishers "fighting" for the advertising dollars Glu gets lumped in with poor quality inventory - effectively Glu is subsidizing poor quality apps Advertisers bid less per action due to the dilution caused by poor quality apps in each ad network Glu competes with hundreds of publishers within each network for the advertiser's budget Top Advertisers
Direct Deals We will focus on working directly with the Top 25 advertisers & agencies We will continue to work closely with our ad network partners, but we should be able to capture a larger piece of the pie and higher CPI/CPA bid rates by working directly with top spenders (c) Glu Mobile Inc. - Proprietary 95
Engagement Networks New platforms have emerged that are effectively powering ad-funded loyalty programs We expect to roll out a test with one of these networks in the near future. We expect this will have a positive effect on retention while also adding incremental ad revenue (c) Glu Mobile Inc. - Proprietary 96
International Networks (c) Glu Mobile Inc. - Proprietary 97 Exploring opportunities to work with local networks in key markets like Korea, China, and Japan
3rd Party Publishing (c) Glu Mobile Inc. - Proprietary 98
Glu's Unique Position (c) Glu Mobile Inc. - Proprietary 99
Page 100 English, Chinese, Korean, Japanese, Portuguese, Russian, French, German, Italian, Spanish 3.9MM DAU OS Reach Device Coverage (700+ devices) Localization Glu's Unique Position (c) Glu Mobile Inc. - Proprietary Page 100
Progress Hired VP of 3rd Party Publishing and Publishing Operations team Signed 2 contracts and 1 binding LOI Pipeline progressing with strong opportunities globally 6 titles expected to go live by Dec '13 Focus on high LTV titles that have proven success in other markets (c) Glu Mobile Inc. - Proprietary Page 101
Warriors of Magi (c) Glu Mobile Inc. - Proprietary Page 102
Warriors of Magi - Top Grossing in China (c) Glu Mobile Inc. - Proprietary Page 103 Top Grossing ranks in China consistently in the Top 30 overall
Financial Update May 30, 2013 Here
Annual Non-GAAP Revenue (c) Glu Mobile Inc. - Proprietary Page 105
Page 106 Non-GAAP Smartphone Revenue (c) Glu Mobile Inc. - Proprietary
(c) Glu Mobile Inc. - Proprietary Success of Original IP Titles Drives Gross Margin Growth Note: 2010 figures are GAAP. All figures for Q111 and later are non-GAAP Page 107
Maintaining Strong Balance Sheet (c) Glu Mobile Inc. - Proprietary Page 108
Corporate Governance
Page 110 (c) Glu Mobile Inc. - Proprietary April 2013 Board of Director Changes Matt Drapkin resigned Lorne Abony added as Director and Chair of Strategy Committee: CEO Mood Media (TSE: MM) Co-Founded FUN Technology, sold to Liberty Media Prior board member of Crypto-Logic, early online gambling software vendor
Page 111 (c) Glu Mobile Inc. - Proprietary June 6th Annual Stockholder Meeting Proposals #1: Election of Three Directors: Niccolo de Masi Bill Miller Brooke Seawell #2: Amendments to the 2007 Equity Incentive Plan Increase shares by 7.2 million for use over next 24 months Agree to ISS fungible ratio, no re-pricing w/o stockholder approval and reduction to 6 years for maximum allowable term of options #3: Ratification of PricewaterhouseCoopers as Independent Auditors
Q213 and Full Year 2013 Guidance and Long Term Model
Re-Affirming Q213 Non-GAAP Guidance (c) Glu Mobile Inc. - Proprietary Page 113
Re-Affirming 2013 Full Year Non-GAAP Guidance (c) Glu Mobile Inc. - Proprietary Page 114
2013 Full Year High Guidance By Business Unit (c) Glu Mobile Inc. - Proprietary Page 115
Long Term Model (c) Glu Mobile Inc. - Proprietary Page 116
Key Statistics (c) Glu Mobile Inc. - Proprietary Cash balance as of 3/31/2013 Average Daily Volume is calculated using the last 90 calendar days Page 117
Demos + Q&A